SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                      [ ]  Confidential, For Use of the Commission
                                                           Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting  Material Pursuant to Rule 14a-
     11(c) or Rule 14a-12

                        SOUTHERN FINANCIAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)    Title of each class of securities to which transaction applies:
            ....................................................................
     (2)    Aggregate number of securities to which transaction applies:
            ....................................................................
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ....................................................................
     (4)    Proposed maximum aggregate value of transaction:
            ....................................................................
     (5)    Total fee paid:
            ....................................................................

[ ]  Fee paid previously with preliminary materials.
            ..............................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:
            ....................................................................
     (2)    Form, Schedule or Registration Statement no.:
            ....................................................................
     (3)    Filing Party:
            ....................................................................
     (4)    Date Filed:
            ....................................................................

                    [SOUTHERN FINANCIAL BANCORP, INC. LOGO]



                        SOUTHERN FINANCIAL BANCORP, INC.





Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Southern Financial Bancorp, Inc. (the "Company"), which will be held on April 29, 1999 at 2:00 p.m., at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia 20186.

         At the Meeting, three directors of the Company will be elected for a term of three years, and one director will be elected for a term of two years. Shareholders also will vote to ratify the designation of KPMG Peat Marwick LLP as the Company's auditors for 1999 and to amend the Company's 1993 Stock Option and Incentive Plan. Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the enclosed form of proxy. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

         The Board of Directors and management of the Company appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                             Sincerely yours,

                                             /s/ Georgia S. Derrico

                                             GEORGIA S. DERRICO
                                             Chairman and
                                             Chief Executive Officer


Warrenton, Virginia
March 23, 1999

                        SOUTHERN FINANCIAL BANCORP, INC.
                                37 E. Main Street
                            Warrenton, Virginia 20186

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of Common Stock, par value $0.01 per share (the "Common Stock"), of Southern Financial Bancorp, Inc. (the "Company") will be held at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia, on April 29, 1999 at 2:00 p.m., for the following purposes:

              1. To elect three directors to serve on the Company's Board of Directors for a term of three years, or until their successors are elected and qualify;

              2. To elect one director to serve on the Company's Board of Directors for a term of two years, or until his successor is elected and qualifies;

              3. To ratify the designation by the Board of Directors of KPMG Peat Marwick LLP as auditors for the fiscal year ending December 31, 1999.

              4. To approve an amendment to the Company's 1993 Stock Option and Incentive Plan; and

              5. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on February 26, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

                                          By Order of the Board of Directors


                                          Mary F. Henward
                                          Secretary

Warrenton, Virginia
March 23, 1999
________________________________________________________________________________

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
________________________________________________________________________________

                        SOUTHERN FINANCIAL BANCORP, INC.

                               ___________________

                                 PROXY STATEMENT
                               ___________________

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 29, 1999


                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, par value $0.01 per share ("Common Stock"), of Southern Financial Bancorp, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company to be used at the Annual Meeting of Shareholders to be held on April 29, 1999 at 2:00 p.m. at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia (the "Annual Meeting") and any adjournment thereof.

         The principal executive offices of the Company are located at 37 E. Main Street, Warrenton, Virginia 20186, telephone (540) 349-3900. The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of the Company's soliciting materials) are being mailed to the Company's shareholders is March 23, 1999. The cost of soliciting proxies will be borne by the Company.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with Maggie Bromenshenkel, Vice President, Southern Financial Bancorp, Inc., 37 E. Main Street, Warrenton, Virginia 20186; (ii) submitting a duly executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         Only shareholders of record at the close of business on February 26, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 1,603,220 shares of Common Stock issued and outstanding and 252 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. The Company had 13,621 shares of preferred stock issued and outstanding at the Record Date. Holders of preferred stock are not entitled to notice of, or to vote at, the Annual Meeting.

         As of the Record Date, directors and executive officers of the Company and their affiliates, as a group, owned beneficially a total of 478,502 shares of Common Stock, or approximately 27.32% of the shares of Common Stock outstanding on such date. Directors and executive officers of the Company have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will be counted as not voting in favor of the relevant item. Since the election of directors is determined by a plurality vote, abstentions will not affect such election.

         A broker who holds shares in street name has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a broker non-vote. Under the circumstances where the broker is not permitted to or does not exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker non-votes will be counted for purposes of determining the existence of a quorum, but also will be counted as not voting in favor of the particular matter.


                              ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Board shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualify. One class of directors is elected annually. Three directors are to be elected at the Annual Meeting to serve for a term of three years, and one director is to be elected to serve a term of two years. Fred L. Bollerer and Alfonso G. Finocchiaro are being presented to shareholders as nominees for the first time.

         The Board acts as a nominating committee for selecting the nominees for election as directors. The nominating committee delivers written nominations to the Secretary of the Company at least 20 days prior to the date of the Annual Meeting. The Board has no reason to believe that any of the nominees will be unavailable to serve as a director if elected. Five other directors have been elected to terms that end in either 2000 or 2001 as indicated below.

         The Company's Bylaws provide, however, that shareholders entitled to vote for the election of directors may name nominees for election to the Board. Under the Company's Bylaws, notice of a proposed nomination meeting certain specified requirements must be received by the Company not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that, if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.

         The Company's Bylaws require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Company that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Company's Bylaws further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and
(ii) the class and amount of such shareholder's beneficial ownership of the Company's capital stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such shareholder's nomination should not be brought before the Annual Meeting and that such nominee shall not be eligible for election as a director of the Company.

         Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed below may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

         In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

                 NOMINEES FOR ELECTION FOR TERM EXPIRING IN 2001

                                                                                           Year First
                         Name; Age; Principal Occupation for Past Five Years;              Elected as
                            and Directorships in Public Corporations                        Director
Fred L. Bollerer         56,  President and Chief Executive  Officer of the Potomac            --
                         Knowledge  Way Project  since  January  1998;  having been
                         President and Chief  Executive  Officer of Riggs Bank N.A.
                         from  1993 to 1997;  and  Chairman  of the Board and Chief
                         Executive Officer of First American Bank of Virginia prior thereto.



                                      -3-

                 NOMINEES FOR ELECTION FOR TERM EXPIRING IN 2002

                                                                                           Year First
                         Name; Age; Principal Occupation for Past Five Years;              Elected as
                              and Directorships in Public Corporations                      Director

Virginia Jenkins         51, Owner, V. Jenkins Interiors and Antiques.                        1988

Michael P. Rucker        58,  Executive  with  Caterpillar,  Inc., a  manufacturing           1991
                         company;  Chairman of the Board,  George H. Rucker  Realty
                         Corp., a real estate development company.

Alfonso G. Finocchiaro   66, Former  Executive  Vice  President,  Regional  General            --
                         Manager and CEO  (Americas),  Banco Portugues do Atlantico
                         from  1978  to  1997;  having  been  President  and  Chief
                         Executive Officer of Connecticut Bank  International  from
                         1977 to 1978;  and Vice  President  of Chemical  Bank from
                         1966 to 1977 prior thereto.



              INCUMBENT DIRECTORS SERVING FOR TERM EXPIRING IN 2000

                                                                                           Year First
                         Name; Age; Principal Occupation for Past Five Years;              Elected as
                               and Directorships in Public Corporations                     Director

Neil J. Call             65, Executive Vice President,  MacKenzie Partners, Inc., a           1986
                         New York financial consulting company,  since 1990; having served as Executive Vice President,  D.F. King & Co., Inc.
                         from 1986 to 1990; and Executive Vice President,  Finance,
                         Gulf and Western Industries prior thereto.

David de Give            56,  Senior  Vice  President  of the  Company  since 1992;           1986
                         having been a cattle  breeder and  private  investor  from
                         1989  to  1992;  having  served  as  President,  Newmarket
                         Capital Corp., a mortgage company,  from 1986 to 1989; and
                         Vice President in charge of U.S.  Funding,  Chemical Bank, prior thereto.

R. Roderick Porter       53,  President and Chief Operating  Officer of the Company           1986
                         since April  1998;  having been  President,  FX  Concepts,
                         Ltd., an international money management firm, from 1994 to
                         1998;  having served as Managing  Director,  West Capital,
                         Inc.,  a real  estate  advising  firm,  from 1992 to 1994;
                         Chairman, Newmarket Capital Corp., a mortgage company; and
                         Principal of Morgan Stanley prior thereto.



                                      -4-


              INCUMBENT DIRECTORS SERVING FOR TERM EXPIRING IN 2001

                                                                                           Year First
                         Name; Age; Principal Occupation for Past Five Years;              Elected as
                              and Directorships in Public Corporations                      Director

Georgia S. Derrico       54, Chairman of the Board and Chief  Executive  Officer of           1986
                         the  Company  since  1986;  having  served as Senior  Vice
                         President,   Chief   Administrative  and  Credit  Officer,
                         Multinational  Division,  District  Head of Chemical  Bank
                         prior thereto. Other directorship: Oneida Ltd.

John L. Marcellus, Jr.   76, Retired  President and Chairman of the Board,  Oneida,           1986
                         Ltd.,   a   silverware    manufacturing   company.   Other
                         directorship: Kuhlman Corporation.

         In 1998, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings of all committees of the Board on which the director then served. Eight meetings of the Board were held during 1998.

Committees of the Board

         The Asset/Liability Management Committee has authority for policy formulation and administration of the Company's asset/liability management policies. The Asset/Liability Management Committee, which consists of Ms. Derrico and Messrs. Porter (Chairman), Call and de Give, reports monthly to the Board on the interest sensitivity of the Company, including an analysis of the duration of the Company's assets, liabilities and contingent liabilities as well as the mortgage pipeline and a calculation of the duration of the Company's equity. The Asset/Liability Management Committee met eight times during 1998. The Asset/Liability Management Committee frequently discusses policy issues by teleconference (see "Compensation of Executive Officers and Directors").

         The Credit Committee has authority and responsibility to oversee the prudent operation of the Company's lending function, including the ongoing qualitative review of the loan portfolio. The Credit Committee, which consists of Ms. Derrico and Messrs. Call (Chairman) and Rucker, is responsible for reviewing all loans and approving loans above a certain minimum amount, and for insuring the development and maintenance of sound credit policies and procedures. The Credit Committee met in person five times during 1998. The Credit Committee frequently discusses credit issues by teleconference (see "Compensation of Executive Officers and Directors").

         The Audit Committee assists the Board in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices of the Company. The Audit Committee consists of Messrs. Call (Chairman) and Marcellus and Ms. Jenkins and met two times during 1998.

         The Compensation Committee reviews the performance of, and establishes the compensation for, the executive officers of the Company. The Company's executive compensation programs are designed to retain and reward executives based upon (i) their individual performance and ability to lead the Company to achieving its goals and (ii) the Company's performance. The Compensation Committee consists of Messrs. Call and Marcellus (Chairman) and Ms. Jenkins and met three times during 1998.

Executive Directors Who Are Not Directors

         William H. Lagos, 48, joined the Bank in 1986 as Vice President. In 1993, he was promoted to Senior Vice President of Operations; in 1996, he became Senior Vice President/Controller.

         Linda W. Sandridge, 46, joined the Bank in 1987. In 1995, she was promoted to Vice President/Commercial Lending.

         Laura L. Vergot, 41, joined the Bank in 1989. In 1995, she was promoted to Vice President/Branch Development; in 1997, she was promoted to Senior Vice President/Branch Development.

Certain Relationships and Related Transactions

         Georgia S. Derrico, Chairman of the Board and Chief Executive Officer and a director of the Company, and R. Roderick Porter, President and Chief Operating Officer and a director of the Company, are married to each other.

         The Company has one loan outstanding to a member of executive management in an amount in excess of $60,000:

                      Type           Year        Original           Balance as of         Interest Rate at
   Borrower          Of Loan         Made      Loan Balance       December 31, 1998       December 31, 1998
   --------          -------         ----      ------------       -----------------       -----------------
William H. Lagos    One Year         1987        $138,000            $110,611.26               5.375%
                   Adjustable


                                 STOCK OWNERSHIP

         The following table lists each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who, to the knowledge of the Company, was the beneficial owner of more than 5% of the outstanding voting shares of the Company, as of January 29, 1999.

                      Name and Address of                                  Number of            Percent
Title of Class         Beneficial Owners                                   Shares(1)            of Class
--------------         -----------------                                   ---------            --------
Common Stock         Georgia S. Derrico(2)                                 165,545(3)             9.89%
                     R. Roderick Porter
                     2954 Burrland Lane
                     The Plains, Virginia  20198

                     Hovde Capital, L.L.C.                                 145,800(5)             9.15%
                     Financial Institution Partners II, L.P.
                     1629 Colonial Parkway
                     Inverness, Illinois  60067

                     Max C. Chapman                                        127,122                7.98%
                     Nomura Holding America
                     2 World Financial Center
                     Building B
                     New York, New York  10281-1198

                     Salem Investment Counselors, Inc.                     126,372(6)             7.93%
                     P. O. Box 25427
                     Winston-Salem, North Carolina  27114-5427

                     Value Partners, Ltd.                                  117,289(4)             7.36%
                     Fisher Ewing Partners
                     Richard W. Fisher
                     Timothy G. Ewing
                     2200 Ross Avenue, Suite 4600
                     West Dallas, Texas  75201

                     David G. Booth(7)                                      94,607(8)             5.94%
                     Jane Marvel Garnett
                     24 Monroe Place #9A
                     Brooklyn, New York  11201

                     Michael P. Rucker                                      80,396(9)             5.04%
                     1003 W. Centennial Drive
                     Peoria, Illinois  61614-5976

____________________

(1) Except as otherwise indicated, includes shares held directly, as well as shares held in retirement accounts or by certain family members or corporations over which the named individuals may be deemed to have voting or investment power.

(2)   Georgia S. Derrico and R. Roderick Porter are married to each other.

(3) Includes (a) 78,689 shares owned individually by Ms. Derrico over which she has sole voting and investment power and 86,856 shares that Ms. Derrico may acquire pursuant to the exercise of stock options; and (b) 20,202 shares of Common Stock and 4,039 shares of convertible preferred stock owned individually by Mr. Porter over which he has sole investment power. Ms. Derrico and Mr. Porter disclaim beneficial ownership of each other's shares.

(4)   Value   Partners,   Ltd.,  as  managed  by  Fisher   Capital   Management,
      beneficially owns 117,289 shares. Fisher Ewing Partners may be deemed to have sole voting and investment power over all such shares.

(5) Hovde Capital, L.L.C. is the General Partner of Financial Institution Partners II, L.P., which beneficially owns 145,800 shares. Hovde Capital, L.L.C. and Financial Institution Partners II, L.P. may be deemed to have shared voting and investment powers over all such shares.

(6) Salem Investment Counselors, Inc. beneficially owns 126,372 shares and may be deemed to have sole voting and investment power over all such shares.

(7)   David G. Booth and Jane Marvel Garnett are married to each other.

(8) Includes 1,028 shares owned by Mr. Booth and 94,607 shares owned by Ms. Garnett. The Company makes no representation as to whether Mr. Booth and Ms. Garnett share voting or investment power with respect to their shares.

(9) Includes 11,627 shares of Common Stock and 991 shares of convertible preferred stock owned by Michael Rucker, 5,973 shares of Common Stock and 2,402 shares of convertible preferred stock owned by Derek Rucker, 8,378 shares of Common Stock owned by Lucy Jones, 5,025 shares of Common Stock owned by Susan Jones Cooper, 4,832 shares of Common Stock owned by David Dodrill and 37,755 shares of Common Stock owned by Rucker Realty and persons associated with Rucker Realty. The Company makes no representation as to whether any of these persons, individually or in any combination, share voting or investment power with any other or with Rucker Realty with respect to their shares.


         The following table sets forth as of January 29, 1999 the beneficial ownership of Common Stock by all directors and nominees, each of the named executive officers, and directors and executive officers of the Company as a group. Unless otherwise indicated, each person listed below has sole voting and investment power over all shares beneficially owned by such person.

                                         Number of            Number of
                                        Shares with          Shares with
                                        Sole Voting         Shared Voting
                                            and                  and
                                         Investment           Investment        Total Number      Percent of
Name of Beneficial Owner                  Power(1)               Power           of Shares          Class
------------------------                  --------               -----           ---------          -----
Fred L. Bollerer                             2,000                -0-             2,000             *(4)

Neil J. Call                                41,291                -0-            41,291(2)          2.52

David de Give                               76,259              2,330            78,589             4.82

Georgia S. Derrico                         165,545             24,241           189,786(3)         11.34



                                      -8-

                                         Number of            Number of
                                        Shares with          Shares with
                                        Sole Voting         Shared Voting
                                            and                  and
                                         Investment           Investment        Total Number      Percent of
Name of Beneficial Owner                  Power(1)               Power           of Shares          Class
------------------------                  --------               -----           ---------          -----

Alfonso G. Finocchiaro                       3,188                -0-             3,188              *(4)

Virginia Jenkins                             2,263                -0-             2,263              *(4)

John L. Marcellus                           15,168                640            15,808(5)           *(4)

R. Roderick Porter                          24,241            165,545           189,786(3)          11.34

Michael P. Rucker                           12,752             67,644            80,396(6)           5.04

William H. Lagos                            38,290                534            38,824              2.42

Linda Sandridge                             16,379                -0-            16,379              *(4)

Laura L. Vergot                             15,088                 78            15,166              *(4)

Current Directors and Officers as a
  Group (10 persons)                       407,276            261,012           478,502             27.32


________________
(1) The amounts in this column include shares of Common Stock with respect to which certain persons have the right to acquire beneficial ownership within sixty days after December 31, 1998, pursuant to the Company's 1993 Stock Option and Incentive Plan, as amended: Mr. de Give: 43,403 shares; Ms. Derrico: 92,016 shares; Mr. Lagos: 21,802 shares; Ms. Sandridge:
      15,717 shares; Ms. Vergot: 13,298 shares; Mr. Porter: 10,000; and the directors and officers as a group: 196,236 shares.

(2) Includes 33,331 shares of Common Stock and 7,009 shares of convertible preferred stock.

(3) Includes (a) 78,689 shares owned individually by Ms. Derrico over which she has sole voting and investment power and 76,856 shares that Ms. Derrico may acquire pursuant to the exercise of stock options; and (b) 20,202 shares of Common Stock and 4,039 shares of convertible preferred stock owned individually by Mr. Porter over which he has sole investment power. Ms. Derrico and Mr. Porter disclaim beneficial ownership of each other's shares.

(4) Mr. Bollerer, Mr. Finocchiaro, Ms. Jenkins, Mr. Marcellus, Ms. Sandridge and Ms. Vergot own less than 1% of the outstanding shares of Common Stock.

(5) Includes 13,427 shares of Common Stock and 2,221 shares of convertible preferred stock.

(6) Includes 11,627 shares of Common Stock and 991 shares of convertible preferred stock owned by Michael Rucker, 5,973 shares of Common Stock and 2,402 shares of convertible preferred stock owned by Derek Rucker, 8,378 shares of Common Stock owned by Lucy Jones, 5,025 shares of Common Stock owned by Susan Jones Cooper, 4,832 shares of Common Stock owned by David Dodrill and 37,755 shares of Common Stock owned by Rucker Realty and persons associated with Rucker Realty. The Company makes no representation as to whether any of these persons, individually or in any combination, share voting or investment power with any other or with Rucker Realty with respect to their shares.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation

         The following table presents information relating to total compensation of the Chief Executive Officer and the other named executive officers of the Company for the years ended December 31, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                         Long-Term
                                                                                          Compen-
                                                   Annual Compensation                     sation
                                                   -------------------                     ------
                                                                                         Securities
                                                                                         Underlying
Name and                                                               Other Annual        Options          All Other
Principal Position              Year       Salary        Bonus       Compensation(1)         (#)         Compensation(2)
------------------              ----       ------        -----       ---------------         ---         ---------------
Georgia S. Derrico              1998      $193,226      $200,000           --              10,000            $4,800
Chairman of the Board           1997       175,000       175,000           --              10,000             4,500
and Chief Executive             1996       175,000       132,500           --              22,003             4,500
Officer

R. Roderick Porter (3)          1998      $100,000         --              --              10,000            $2,505
President and Chief
Operating Officer

William H. Lagos                1998       $91,589       $25,000           --               5,000            $1,200
Senior Vice President           1997        87,125        12,500           --               8,000             2,913
and Controller                  1996(4)     51,875        25,000           --               8,802               500

_____________________
(1) None of the named executive officers received Other Annual Compensation in excess of the lesser of $50,000 or 10% of combined salary and bonus for the years indicated.

(2) The amounts set forth in this column constitute contributions to the Company's 401(k) Plan.

(3)   Mr. Porter joined the Company on April 1, 1998.

(4) Mr. Lagos did not work for the Company from June 1, 1996 through November 30, 1996.


Option Grants in Last Fiscal Year

         The following table sets forth for the year ended December 31, 1998, the grants of stock options to the named executive officers:

                  OPTION GRANTS IN YEAR ENDED DECEMBER 31, 1998

                                                                                             Potential Realizable
                                                                                               Value at Assumed
                                                                                                Annual Rates of
                                                                                                  Stock Price
                                                                                                Appreciation for
                                                Individual Grants(1)                              Option Term
                            -------------------------------------------------------------         -----------
                                              Percent of
                             Number of       Total Options
                            Securities        Granted to
                            Underlying       Employees in      Exercise or
                              Options         Fiscal Year      Base Price      Expiration
Name                        Granted (#)         (%)(2)          ($/Share)         Date         5% ($)     10% ($)
----                        -----------         ------          ---------         ----         ------     -------
Georgia S. Derrico             10,000             19.61           21.25         1/22/08       346,140     551,170

R.Roderick Porter              10,000             19.61           26.00         4/23/08       423,513     674,373

David de Give                   3,000              5.88           21.25         1/22/08       103,842     165,351

William H. Lagos                5,000              9.80           21.25         1/22/08       173,070     275,585

Linda Sandridge                 3,000              5.88           21.25         1/22/08       103,842     165,351

Laura L. Vergot                 3,000              5.88           21.25         1/22/08        78,180     124,500

______________________
(1) Stock options were awarded at the fair market value of the shares of Common Stock at the date of award and are exercisable after January 22, 1999 and April 23, 1999.

(2) Options to purchase 34,000 shares of Common Stock were granted to employees during the year ended December 31, 1998.


Option Exercises in Last Fiscal Year

         Set forth in the table below is information concerning each exercise of stock option during the fiscal year ended December 31, 1998 by each of the named executive officers and the year end value of unexercised options.

           AGGREGATED OPTION EXERCISES IN YEAR ENDED DECEMBER 31, 1998
                        AND FISCAL YEAR END OPTION VALUES

                                                                  Number of
                                                            Securities Underlying            Value of Unexercised
                                                             Unexercised Options             In-The-Money Options
                                                         at December 31, 1998 (#)(1)      at December 31, 1998 ($)(2)
                                                         ---------------------------      ---------------------------
                            Shares
                         Acquired on        Value
Name                     Exercise (#)   Realized ($)    Exercisable     Unexercisable    Exercisable    Unexercisable
----                     ------------   ------------    -----------     -------------    -----------    -------------
Georgia S. Derrico          4,840          58,128          86,856           10,000         917,690          -- (3)

R. Roderick Porter            --             --                             10,000           --             -- (3)

David de Give                 --             --            40,403            3,000         416,829          -- (3)

William H. Lagos              --             --            16,802            5,000         128,335          -- (3)

Linda Sandridge               --             --            12,717            3,000         133,091          -- (3)

Laura L. Vergot               --             --            10,298            3,000         100,911          -- (3)

________________________
(1)   Each of these Options relates to Common Stock.

(2) These values are based on $21.00, the closing price of Common Stock on December 31, 1998.

(3) None of unexercisable options held by the named executive officers were in-the-money as of December 31, 1998.


Employment Agreements

         The Company entered into an employment agreement with Ms. Derrico in 1996 for a term of three years with automatic one-year extensions. If, during the term of the agreement, there is a change in control of the Company and within 12 months thereafter Ms. Derrico's employment is terminated for good reason (as provided in the agreement) or on account of disability (as provided in the agreement), Ms. Derrico shall be entitled to receive severance pay equal to three times the sum of her annual base salary at its highest rate during the preceding 12 months and her highest annual bonus during the three preceding calendar years. The term "change in control" as used in Ms. Derrico's agreement shall refer generally to (i) the acquisition of 25% or more of the voting securities of the Company by any "person" (within the definition of Section 13(d) of the Exchange Act), (ii) the acquisition of 10% or more of the voting securities of the Company by any such person if the Board has made a determination that such acquisition constitutes or will constitute control of the Company, (iii) the approval by the Company's shareholders of an agreement to merge or consolidate with another corporation if the directors who constitute the Board six months prior to such approval cease to constitute a majority during the period therefrom and ending two years after such approval, and (iv) the sale by the Company of 80% or more of its assets to any such person.

         The Company entered into an employment agreement with Mr. Lagos in 1997 for a term of 18 months with automatic one-year extensions. If, during the term of the agreement, Mr. Lagos' employment is terminated in connection with or subsequent to a change of control of the Company by (i) the Company other than for cause or as a result of Mr. Lagos' death, disability or retirement, or (ii) Mr.

Lagos for good reason (as provided in the agreement), Mr. Lagos shall be entitled to receive severance pay equal to 150% of the total cash compensation paid to him during the previous 12 months. The term "change in control" as used in his agreement shall refer generally to (i) the acquisition of 40% or more of the voting securities of the Company by any "person" or "group" (within the definition of Section 13(d) and 14(d) of the Exchange Act), (ii) a change in the composition of the Board to less than a majority of incumbent directors (as defined in the agreement), or (iii) the approval by the Company's shareholders of either a business combination with any other person or group, other than a merger or consolidation that would result in the Common Stock outstanding immediately prior thereto representing at least 50% of the Common Stock of the surviving entity outstanding immediately thereafter, or a plan of liquidation or sale or disposition of all or substantially all of the Company's assets.

Compensation of Directors

         Each member of the Board who was not an employee of the Company or any of its subsidiaries is paid (i) $500 for attendance at each Board meeting and
(ii) $150 for attendance at each meeting of a committee of the Board of which he or she is a member. Directors are not compensated for meetings conducted by teleconference. In addition, each director is paid an annual fee of $4,000. Employee members of the Board are not paid separately for their service on the Board or its committees.


                           APPROVAL OF AN AMENDMENT TO
                      1993 STOCK OPTION AND INCENTIVE PLAN

General

         On August 18, 1993, the Board of the Company approved the 1993 Stock Option and Incentive Plan (the "Stock Option Plan"), which was submitted to and approved by the Company's shareholders on September 29, 1993. The Stock Option Plan is intended to provide a means for selected key employees of the Company to increase their personal financial interest in the Company, thereby stimulating the efforts of these employees and strengthening their desire to remain with the Company. References to the "Company" in this section will include any subsidiary corporation. The principal features of the Stock Option Plan, as amended, are summarized below.

         The Stock Option Plan initially authorized the issuance of up to 100,000 shares of Common Stock to assist the Company in recruiting and retaining key management personnel. On January 30, 1995, the Company effected a four-for-three stock split, and on August 16, 1995 and August 16, 1996, the Company effected 10% stock dividends. In addition, on April 24, 1997, the Company's shareholders approved an amendment to the number of shares issuable under the Stock Option Plan. Accounting for these adjustments, the Stock Option Plan currently authorizes the issuance of up to 261,000 shares of Common Stock. Of this amount, options to purchase 240,613 shares have been granted and 20,387 shares remain available for grants and awards under the Stock Option Plan.

         The Stock Option Plan will permit the award of shares of Restricted Stock, Incentive Stock Options and Non-Qualified Stock Options to eligible officers and key employees upon such terms as the Stock Option Committee (the "Committee") of the Board may determine, consistent with the terms of the Stock Option Plan.

Amendment to the Stock Option Plan

         On February 2, 1999, the Board resolved that the Stock Option Plan be amended to increase the number of shares of Common Stock currently reserved for issuance by 150,000, subject to shareholder approval. As a result, the Stock Option Plan, as so amended, reserves 411,000 shares of Common Stock for issuance.

         As of Jan 31, 1999, the market value of the 150,000 additional shares that will be issuable under the Stock Option Plan, as amended, was $3,057,000. Except for increasing the number of shares issuable, the Stock Option Plan has not been amended. The benefits receivable by employees of the Company under the Stock Option Plan, as amended, are not determinable. For the year ended December 31, 1998, 34,000, options were granted under the Stock Option Plan. Individual grants to the named executive officers are shown in the Summary Compensation Table.

Administration

         The Stock Option Plan is administered by the Committee, which shall be composed of three or more disinterested directors. The members of the Committee are ineligible to receive awards under the Stock Option Plan. The Committee has the sole discretion, subject to certain limitations, to interpret the Stock Option Plan; to select Stock Option Plan participants; to determine the type, size, terms and conditions of awards under the Stock Option Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the Stock Option Plan. All determinations of the Committee are conclusive. All expenses of administering the Stock Option Plan will be borne by the Company.

Eligibility

         Any officer or employee of the Company or its subsidiaries who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a subsidiary is eligible to participate in the Stock Option Plan. Directors of the Company who are employees may also participate in the Stock Option Plan.

Individual Agreements

         The Committee has broad authority to fix the terms and conditions of the individual agreements with participants. All awards granted under the Plan are intended to comply with the applicable requirements of Rule 16b-3 promulgated under the Exchange Act, which exempts grants and awards under qualifying employee benefit plans from certain "short-swing" profit recovery provisions of the Exchange Act.

Shares Available

         Subject to the provisions of the Stock Option Plan providing for proportional adjustments in the event of various changes in the capitalization of the Company, no more than 411,000 shares of authorized but unissued Common Stock may be issued pursuant to the Stock Option Plan. Under the Stock Option Plan, options to purchase 269,014 shares of Common Stock have been granted. Any shares of Common Stock subject to an Incentive Stock Option or Non-Qualified Stock Option that are not issued prior to the expiration of such awards, or any Restricted Stock award that is forfeited, will again be available for award under the Stock Option Plan.

Incentive Stock Options and Non-Qualified Stock Options ("Options")

         The Committee may authorize the grant of either Incentive Stock Options ("ISOs"), as defined under Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Stock Options ("NQSOs"), which are subject to certain terms and conditions including the following: (1) the option price per share will be determined by the Committee but for ISOs will not, in any event, be less than 100 percent of the fair market value of Common Stock on the date that the Option is granted; (2) the term of the Option will be fixed by the Committee, but the maximum period in which an ISO may be exercised shall not, in any event, exceed ten years from the date that the ISO is granted; (3) Options will not be transferable other than by will or the laws of descent and distribution; (4) the purchase price of Common Stock issued upon exercise of an Option will be paid in full to the Company at the time of the exercise of the Option in cash, or at the discretion of the Committee, by surrender to the Company of previously acquired shares of Common Stock, which will be valued at the fair market value of such shares on the date preceding the date that the Option is exercised; (5) an Option may expire upon termination of employment or within a specified period of time after termination of employment as provided by the Committee; (6) the aggregate fair market value (determined on the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000; and (7) the Committee may elect to cash out all or part of the portion of any Option to be exercised by a participant by payment in cash or Common Stock of an amount determined in accordance with the Plan.

Restricted Stock

         The Committee may authorize the award of Restricted Stock to a participant. In the case of Restricted Stock, the Committee may prescribe that the participant's rights in the Restricted Stock shall be forfeited or otherwise restricted for a period of time set by the Committee and/or until certain financial performance objectives are satisfied as determined by the Committee in its sole discretion. During the period of restriction, a participant will be entitled to beneficial ownership of the Restricted Stock, including the right to receive dividends, warrants and rights and the right to vote the shares, but will not be entitled to certificates representing the Restricted Stock or to sell, transfer, assign, pledge or otherwise dispose of the shares.

Change of Control

         At the discretion of the Committee, in the event of a Change in Control, any outstanding Option may become fully exercisable and vested to the full extent of the original grant and any restrictions applicable to Restricted Stock outstanding on the date of a Change in Control shall lapse, such that the Restricted Stock becomes free of all restrictions and fully vested, nonforfeited and transferable to the full extent of the original grant. The Committee may also provide that under such circumstances a participant may elect to receive, in exchange for shares that were Restricted Stock, a cash payment equal to the fair market value of the shares surrendered. Under the Stock Option Plan, a "Change of Control" shall be deemed to have taken place if: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act becomes the beneficial owner of shares of Common Stock having 20% or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

Amendment or Termination

         The Board may amend or terminate the Stock Option Plan; however, no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options and Restricted Stock awards, (ii) materially increases the benefits to participants under the Stock Option Plan, or (iii) materially changes the requirements as to eligibility for participation in the Stock Option Plan. No amendment shall, without a participant's consent, adversely affect any rights of such participant under any Option or Restricted

Stock award outstanding at the time that such amendment is made. No amendment shall be made if it would disqualify the Stock Option Plan from the exemption provided by Rule 16b-3.

Duration of Plan

         No Option or Restricted Stock award may be granted under this Plan after September 29, 2003. Options and Restricted Stock awards granted before September 29, 2003, shall remain valid in accordance with their terms.

Tax Status

         Under current Federal income tax laws, the principal Federal tax consequences to participants and to the Company of the grant and exercise of Incentive Stock Options and Non-Qualified Stock Options or the award of Restricted Stock and the lapse of restriction thereon, pursuant to the provisions of the Stock Option Plan, are summarized below.

         Incentive Stock Options. An employee will generally not recognize income on receipt or exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date that the Option was granted until three months before the date of exercise; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the Option for one year after exercise (and for two years from the date of grant of the Option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

         In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the Common Stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the Common Stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the option price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

         Non-Qualified Stock Options. NQSOs granted under the Stock Option Plan are not taxable to a participant at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year that the participant recognizes this income.

         Restricted Stock. A participant generally will not recognize taxable income upon the award of Restricted Stock. Instead, ordinary income is recognized at the time the restrictions lapse equal to the fair market value of the Restricted Stock on that date. If the participant is also subject to the provisions of Section 16(b) of the Exchange Act, recognition of income upon the lapse of restrictions on the Restricted Stock may be further postponed until any applicable Section 16(b) holdings periods or restrictions have lapsed. A participant, however, may elect to be taxed at the time of the award of Restricted Stock and, if this election is made, the participant will recognize ordinary income equal to the fair market value of such stock at the time of the award determined without regard to any of the restrictions thereon.

         The Company will generally be entitled to a corresponding tax deduction at the time that the participant recognizes ordinary income with respect to the Restricted Stock.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT TO THE 1993 STOCK OPTION AND INCENTIVE PLAN. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.


                             DESIGNATION OF AUDITORS

         The Board has designated KPMG Peat Marwick LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 1999, subject to shareholder ratification. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

         The principal function of KPMG Peat Marwick LLP is to audit the consolidated financial statements of the Company and its subsidiaries and, in connection with that audit, to review certain related filings with the Securities and Exchange Commission and to conduct limited reviews of the financial statements included in each of the Company's quarterly reports.

         The Company engaged the services of KPMG Peat Marwick LLP as its independent accountants as of June 26, 1997 to replace Arthur Anderson LLP, who was terminated as independent auditors for the Company. Arthur Anderson LLP's reports on the Company's financial statements for the last two years of Arthur Anderson LLP's engagement did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. In addition, there was no disagreement with Arthur Anderson LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Anderson LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

         Prior to June 26, 1997, the Company did not consult with KPMG Peat Marwick LLP on items which (i) were or should have been subject to SAS 50 or
(ii) concern the subject matter of a disagreement or reportable event with the former auditor as described in Item 304(a)(2) of Regulation S-K under the Exchange Act.

                              FINANCIAL STATEMENTS

         A copy of the Company's Annual Report on Form 10-K for the period ended December 31, 1998, to be filed with the Securities and Exchange Commission, will be provided on written request without charge to any shareholder whose proxy is being solicited by the Board. The written request should be directed to:

                              Maggie Bromenshenkel
                              Shareholder Relations
                        Southern Financial Bancorp, Inc.
                                37 E. Main Street
                            Warrenton, Virginia 20186


                        PROPOSALS FOR 2000 ANNUAL MEETING

         Any shareholder desiring to make a proposal to be acted upon at the 2000 Annual Meeting of shareholders must present such proposal to the Company at its principal office at 37 E. Main Street, Warrenton, Virginia, not later than November 23, 1999, as required by the regulations of the Securities and Exchange Commission, in order for the proposal to be considered for inclusion in the Company's proxy statement. The Company anticipates holding the 1999 Annual Meeting on April 28, 2000.


                                  OTHER MATTERS

         The Board is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                           By Order of the Board of Directors



                                           Mary F. Henward
                                           Secretary

                        SOUTHERN FINANCIAL BANCORP, INC.
                               37 East Main Street
                            Warrenton, Virginia 20186
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                  Proxy is Solicited by the Board of Directors

     The undersigned hereby appoints Mary F. Henward, Georgia S. Derrico, and William H. Lagos jointly and severally, as proxies (and if the undersigned is a proxy, as substitute), each with the power to act alone and to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated below, all of the shares of Common Stock of Southern Financial Bancorp, Inc. (the "Corporation") held of record by the undersigned on February 26, 1999 at the Annual Meeting of Shareholders to be held on April 29, 1999 or any adjournment thereof.

     The  Board  of  Directors  recommends  a vote  FOR  each  of the  following
Proposals:

1.  To elect three directors for a three-year term.
     _                                           _
    |_|  FOR all nominees                       |_|  WITHHOLD AUTHORITY to
         listed below                                vote for all nominees
         (except as marked to the contrary)

(INSTRUCTION: to withhold the authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

           Virginia Jenkins, Michael P. Rucker, Alfonso G. Finocchiaro

2.  To elect one director for a two-year term.
     _                                           _
    |_|   FOR the nominee                       |_|  WITHHOLD AUTHORITY to
          listed below                               vote for the nominee
                                Fred L. Bollerer

3. To ratify the designation of KPMG Peat Marwick, LLP as the Corporation's auditors for the fiscal year ending December 31, 1999.
      _                           _                            _
     |_|  FOR                    |_|  AGAINST                 |_|  ABSTAIN

4. To amend the 1993 Stock Option Plan to increase the number of shares reserved for issuance thereunder by 150,000.
      _                           _                            _
     |_|  FOR                    |_|  AGAINST                 |_|  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all nominees listed in Proposals 1 and 2 and FOR Proposals 3 and 4.

     Please sign exactly as the name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or agent, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership please sign in partnership name by authorized person.

     Date: _________________, 1999      ________________________________________
                                                      Signature
     Printed Name:

     _____________________________      ________________________________________
                                              Signature, if held jointly
     Number of Shares:
                                                                                 _
     _____________________________      I plan to attend the meeting in person. |_|  Yes
                                                                                 _
                                                                                |_|  No

                 Please mail this form in the enclosed envelope